Exhibit 10.1
EIGHTH OMNIBUS AMENDMENT

THIS EIGHTH OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of July 11, 2022 (this “Amendment”), by and between BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (formerly known as “CREDIT RE OPERATING COMPANY, LLC”, “Guarantor”), and MORGAN STANLEY BANK, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as hereinafter defined).
RECITALS
    WHEREAS, MS Loan NT-I, LLC, MS Loan NT-II, LLC, BrightSpire Credit 1, LLC, BrightSpire Credit 2, LLC, BrightSpire Credit 1UK, LLC, and BrightSpire Credit 1EU, LLC, each a Delaware limited liability company (collectively, “Seller”) and Buyer are parties to that certain Second Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 23, 2019 (as amended, modified and/or restated, the “Repurchase Agreement”), between Seller and Buyer;
    WHEREAS, Guarantor guaranteed the obligations of Seller under the Repurchase Agreement and the other Transaction Documents pursuant to that certain Amended and Restated Guaranty Agreement, dated as of April 20, 2018, as amended by that certain Fifth Omnibus Amendment, dated as of April 14, 2021, and as amended by that certain Seventh Omnibus Amendment, dated as of January 28, 2022 (as amended, modified and/or restated, the “Guaranty”), from Guarantor to Buyer; and
    WHEREAS, Seller, Guarantor and Buyer wish to amend and modify the Repurchase Agreement and the Guaranty upon the terms and conditions hereinafter set forth.
    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer hereby agree that the Repurchase Agreement and the Guaranty shall be amended and modified as follows:

1.    Amendment of Repurchase Agreement.
(a)    The definition of “Facility Termination Date” in Section 2 of the Repurchase Agreement is hereby amended and restated in its entirety as follows
“Facility Termination Date” shall mean April 20, 2025, as the same may be extended in accordance with Section 9(a) of this agreement
2.    (b)    With respect to all Transactions under the Repurchase Agreement, Buyer has elected to replace LIBOR with Term SOFR as the Benchmark applicable to Transactions entered into prior to January 1, 2022 and Seller hereby acknowledges and agrees to such election. For the avoidance of doubt, the provisions of the Repurchase Agreement as amended as set forth in Exhibit A to the Sixth Omnibus Amendment shall be applicable to all Transactions.
3.    Amendment of Transaction Documents.
From and after the date hereof, all references in the Repurchase Agreement and the other Transaction Documents to the Repurchase Agreement and the Guaranty shall be deemed to refer to the Repurchase Agreement and the Guaranty as amended and modified by this Amendment and as same may be further amended, modified and/or restated.
4.    Reaffirmation of Representations and Warranties. Guarantor and Seller each hereby represents and warrants to Buyer that, as of the date hereof, (i) it has the power to execute, deliver and perform its respective obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by it for good and valuable consideration, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) Seller is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents, (iv) Guarantor is not in default under the Guaranty beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Guaranty, and (v) neither the execution and delivery of this Amendment, nor the consummation by it of the transactions contemplated by this Amendment, nor compliance by it with the terms, conditions and provisions of this Amendment will conflict with or result in a breach of any of the terms, conditions or provisions of (A) its organizational documents, (B) any contractual obligation to which it is now a party or the rights under which have been assigned to it or the obligations under which have been assumed by it or to which its assets are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of its assets, other than pursuant to this Amendment, (C) any judgment or order, writ, injunction, decree or demand of any court applicable to it, or (D) any applicable Requirement of Law, in the case of clauses (B)-(D) above, to the extent that such conflict or breach is reasonably likely to result in a Material Adverse Effect. Guarantor hereby represents and warrants to Buyer that all of the representations and warranties set forth in Article III of the Guaranty remain true and correct as of the date hereof.
5.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable

Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
6.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
7.    Expenses. Seller hereby acknowledges and agrees that Seller shall be responsible for all reasonable out-of-pocket costs and expenses of Buyer in connection with documenting and consummating the modifications contemplated by this Amendment, including, but not limited to, the reasonable fees and expenses of Buyer’s external legal counsel.
8.    Reaffirmation of Guaranty. Guarantor acknowledges and agrees that, except as modified hereby, the Guaranty remains unmodified and in full force and effect and enforceable in accordance with its terms.
9.    Repurchase Agreement, Guaranty and Transaction Documents in Full Force and Effect. Except as expressly amended hereby, Seller and Guarantor acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:
MORGAN STANLEY BANK, N.A.
By: _/s/ William Bowman__________________
Name: William Bowman Title: Authorized Signatory

[Signatures continue on the next page]

BrightSpire-Morgan Stanley – Eighth Amendment to MRA

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR: BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

BrightSpire-Morgan Stanley – Eighth Amendment to MRA

ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:

SELLER: MS LOAN NT-I, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

MS LOAN NT-II, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 1, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 2, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President
BrightSpire-Morgan Stanley – Eighth Amendment to MRA

BRIGHTSPIRE CREDIT 1EU, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

BRIGHTSPIRE CREDIT 1UK, LLC, a Delaware limited liability company

By: _/s/ David A. Palamé______________ Name: David A. Palamé Title: Vice President

BrightSpire-Morgan Stanley – Eighth Amendment to MRA